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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) MAY 13, 1999


                               EMCORE CORPORATION


               (Exact name of registrant as specified in charter)




        New Jersey                   0-22175                  22-2746503
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     State or other               (Commission               (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation




394 Elizabeth Avenue, Somerset, New Jersey                              08873
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(Address of principal offices)                                        (Zip Code)



Registrant's telephone number including area code     (732) 271-9090



(Former name or former address, if changed since last report) NOT APPLICABLE


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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         PricewaterhouseCoopers LLP ("PwC") and one of its predecessors, Coopers & Lybrand L.L.P., have served as the Company's independent public accountants since 1986. On May 13, 1999 the staff of the Securities and Exchange Commission (the "SEC") advised EMCORE that, in its view, because several current and former Price Waterhouse LLP partners owned shares of the Company's common stock, PwC had violated the independence standards promulgated by the SEC. The SEC staff is requiring the Company to change auditors and to have a new accounting firm reaudit its fiscal 1998 financial statements as a result of such violations by PwC.

         In connection with the foregoing, on May 13, 1999, the Company engaged Deloitte & Touche LLP as its independent public accountants to reaudit the Company's financial statements for fiscal year 1998 and dismissed PwC as the Company's independent public accountant for fiscal year 1998. Both of these decisions were approved by the audit committee of the Company's Board of Directors.

         PwC's report on the Company's financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the Company's two most recent fiscal years and through May 13, 1999, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report.

         During the Company's two most recent fiscal years and through May 13, 1999, there have been no reportable events, as defined in Regulation S-K Item 304(a)(1)(v).

         Prior to formally being appointed as auditors on May 13, 1999, Deloitte & Touche LLP performed certain audit-related work at the request of the Company as a precaution in the event the SEC staff required the Company to change accountants.



Item 5.   OTHER EVENTS.

         Attached hereto as Exhibit 99 and incorporated by reference herein is a copy of the press release issued by the Company on May 13, 1999.










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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          EXHIBITS

          16.1 Letter of PricewaterhouseCoopers LLP, dated May 17, 1999, regarding the Company's change in accountants.

          99   Press Release of the Company dated May 13, 1999.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EMCORE CORPORATION
                                       (Registrant)

                                       By:  /s/ Thomas G. Werthan
                                            -----------------------------------
                                            Thomas G. Werthan
                                            Chief Financial Officer

Dated:  May 17, 1999




























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